Exhibit 2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


                            Vivendi Universal, S.A.
                            The Seagram 401(k) Plan


We hereby consent to the incorporation by reference of our report dated July 9, 2002 which appears in your Annual Report on Form 11-K of the Seagram 401(k) Plan for the fiscal year ended December 31, 2001.


                                                /s/ McGladrey & Pullen, LLP
                                                ------------------------------
                                                McGladrey & Pullen, LLP


McGladrey & Pullen, LLP
New York, N.Y.
July 11, 2002